UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2002



                          CREATIVE HOST SERVICES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   CALIFORNIA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                      22845
                                        33-0169494
                                     (I.R.S. EMPLOYER
                                    IDENTIFICATION NO.)
                            (COMMISSION FILE NUMBER)



16955  VIA  DEL  CAMPO.  SUITE  110,  SAN  DIEGO,  CALIFORNIA
                                           92127
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 675-7711


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)



                    Total number of pages in this document: 4

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT


Not  applicable.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS


Not  Applicable.


ITEM  3.     BANKRUPCTY  OR  RECEIVERSHIP


Not  Applicable.


ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT


Effective May 17, 2002, the Company dismissed its prior auditors Stonefield Josephson, Inc. ("Former Accountant"). The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. A letter from the Former Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 16.


On May 17, 2002, the Company engaged Deloitte & Touche LLP as its new independent auditors. Deloitte & Touche LLP will audit the Company's financial statements for the fiscal year ending December 31, 2002.


The decision to change accountants was recommended and approved by the Company's Board of Directors.


ITEM  5.     OTHER  EVENTS.


Not  applicable.


ITEM  6.     RESIGNATION  OF  DIRECTORS  AND  APPOINTMENT  OF  NEW  DIRECTORS


Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS



(a)       Financial  Statements  of  Business  Acquired

          Not  Applicable.

(b)       Pro  Forma  Financial  Information

          Not  Applicable.

(c)       Exhibits

          16.  Letter  from  Stonefield  Josephson,  Inc.,  dated June 25, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




CREATIVE  HOST  SERVICES  ,  INC.

(Registrant)

                               /s/  SAYED ALI
                                    SAYED ALI
                                    PRESIDENT



Date:  June  25,  2002